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                                    EXHIBIT 3

                                POWER OF ATTORNEY


         The undersigned do hereby make, constitute and appoint Arthur Temple, III, acting jointly or singly, the undersigned's attorney-in-fact (hereinafter referred to as "Attorney") with power to act for the undersigned and in the undersigned's name, place and stead, with or without the other and with full power of substitution and resubstitution, for the sole purpose of executing, making, declaring, certifying and filing on behalf of the undersigned with the Securities and Exchange Commission, and other appropriate governmental or private entities, any and all statements, reports and other information required to be filed by the undersigned under the Securities Exchange Act of 1934, as amended, or other state or federal statutes, by virtue of or relating to the undersigned's beneficial ownership of equity securities of South Texas Drilling and Exploration, Inc., including without limitation any Schedule 13D, any and all amendments to any such schedule, any Joint Filing Agreement and any and all amendments thereto, any Form 3, 4 or 5 and any and all amendments thereto, and all other documents and information incidental or related thereto required to be executed, made or filed by the undersigned, in the form and manner in which such Attorney deems necessary, appropriate, convenient or desirable to be done pursuant to and in accordance with the authorization contained in this Power of Attorney, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of the Attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on August 14, 2001.

                                      T.L.L. TEMPLE FOUNDATION


                                      By:
                                         --------------------------------------
                                      Name:    Arthur Temple, III
                                      Title:   Chairman of the Board of Trustees


                                      TEMPLE INTERESTS, LTD.


                                      By:      TEMPLE SOUTHWOOD, INC.
                                               its Managing General Partner


                                               By:
                                                  ------------------------------
                                                     Arthur Temple, III
                                                     President, Secretary and
                                                       Treasurer


                                      ------------------------------------
                                      ARTHUR TEMPLE, III



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                                      TEMPLE SOUTHWOOD, INC.,


                                      By:
                                          -------------------------------------
                                      Name:    Arthur Temple, III
                                      Title:   President, Secretary and
                                                 Treasurer


                                      ATSP PARTNERSHIP, LTD.,

                                               By:  ARTHUR TEMPLE, INC.
                                               its Managing Partner


                                               By:
                                                  -----------------------------
                                               Name:  Arthur Temple
                                               Title:    President




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